ING VP Money Market Portfolio

Supplement dated October 14, 2008

On October 8, 2008, the ING VP Money Market Portfolio (the “Portfolio”) applied for participation in the U.S. Treasury Department’s Temporary Money Market Guarantee Program (the “Program”).  The Program guarantees the price of shares of each participating money market mutual fund to the extent shares of the fund were held by a shareholder of the fund as of the close of business on September 19, 2008 (or such lesser amount held by the shareholder as of the date of the event triggering the guarantee).  While the Treasury has not announced the time by which decisions on applications will be provided, it is expected to be between 7-10 days from the date of the application.

There can be no assurance that the Portfolio’s application to participate in the Program will be granted and shareholders of the Portfolio as of September 19, 2008 should not rely upon the availability of the Program when making investment decisions with respect to their holdings as of September 19th.

As provided for under the Program, and subject to the Portfolio receiving confirmation from the Treasury of its participation in the Program, any shareholder of the Portfolio on September 19, 2008 would be guaranteed to receive the shareholder’s “Covered Amount” should a “Guarantee Event” occur during the term of the Program.  A Guarantee Event would occur if the Portfolio’s market-based net asset value per share is less than $0.995 (a “Guarantee Event”), sometimes referred to as “breaking a buck.”  The Covered Amount for each shareholder on September 19th would be the lesser of: (1) the number of shares owned by the shareholder on September 19th multiplied by the share price of the Portfolio on that date; or (2) the number of shares of the Portfolio owned by the shareholder on the date the Guarantee Event occurs multiplied by the share price of $1.00 (the “Covered Amount”).  Following a Guarantee Event, the Portfolio must liquidate its holdings within 30 days.  The 30-day period to liquidate the Portfolio may be extended by the U.S. Treasury Department.

Under the Program, upon liquidation of the Portfolio each covered shareholder would receive payment from the Exchange Stabilization Fund, subject to the amount available for payment from the Exchange Stabilization Fund on the payment date, as determined by the Treasury in its sole discretion (as of the date of the Treasury’s announcement, approximately $50 billion was available for all money market funds participating in the Program).

Any new shareholder investing in the Portfolio after September 19, 2008 and any shares held by a shareholder in excess of the value of the shareholder’s account on September 19, 2008 are not covered under the Program.  If a Guarantee Event occurs and a Portfolio is liquidated, a shareholder may receive less than $1.00 per share with respect to shares not covered under the Program.

The Program is effective until December 18, 2008 and the fee to participate in the Program is $173,997, representing 0.0001 (1 basis point) of the value of all shares of the Portfolio outstanding on September 19, 2008).  The fee would be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.

Please retain this Supplement with your prospectus for future reference.